Impairment/reversal of tangible and intangible assets	12 Months Ended
Dec. 31, 2017
Impairmentreversal Of Tangible And Intangible Assets
Disclosure of impairment of assets [text block]

19 Impairment/reversal of tangible and intangible assets

(€ million)	2017	2016
Impairment losses
Tangible assets	(848)	(1,067)
Intangible assets	(14)
	(862)	(1,067)
less:
- reversal of tangible assets	1,055	1,153
- reversal of intangible assets	32	389
	225	475

In assessing whether impairment is required, the carrying amounts of the assets are compared with their recoverable amounts. The recoverable amount is the higher between an asset’s fair value less costs to sell and its value-in-use. In the event of an asset’s impairment being reversed, the reversal may not raise the carrying amount above the value it would have stood at taking into account depreciation, if no impairment had originally been recognized.

Given the nature of Eni’s activities, information on asset fair value is usually difficult to obtain unless negotiations with a potential buyer are ongoing. Therefore, the recoverability is verified by estimating assets’ values-in-use (VIU). The valuation is carried out for individual assets or for the smallest identifiable group of assets that generates cash inflows that are largely independent from the cash inflows from other assets, or groups of assets (cash generating unit — CGU). The Group has identified the following CGUs: (i) in the Exploration & Production segment, individual oilfields or pools of oilfields when technical, economic or contractual features make underlying cash flows interdependent; (ii) in the Gas & Power segment, in addition to the CGUs to which goodwill arisen from business combinations was allocated, electricity generation plants, international pipelines and LNG vessels; (iii) in the Refining & Marketing business line, refining plants, retail networks and assets related to other distribution channels grouped by country of operations and type of network (retail outlets located along ordinary routes and high-ways, wholesale facilities); and (iv) the Chemical business line has been assessed to be a single CGU.

The value-in-use is calculated by discounting the estimated future cash flows deriving from the continuing use of the CGUs and, if significant and reasonably determinable, the cash flows deriving from disposal at the end of their useful lives. Cash flows are determined based on the best information available at the time of the assessment. Cash flow projections for the first four years of each CGU evaluation are extracted from the Company’s four-year plan adopted by the top management. The plan includes data points on expected oil&gas production volumes, sales volumes, capital expenditures, operating costs and margins and industrial and marketing set-up, as well as trends on the main macroeconomic variables, including inflation, nominal interest rates and exchange rates. The estimation of CGUs’ terminal values is based on cash flow projections beyond the four-year plan horizon, which are estimated based on management’s long-term assumptions regarding the main macroeconomic variables (inflation rates, commodity prices, etc.) and considering the expected useful lives of the Company’s CGUs and certain assumptions regarding future trends in revenues and costs. In the case of the oil&gas CGUs, management assumed the residual life of the reserves and the associated projections of operating costs and development expenditures. The CGUs of the Refining & Marketing business line and power plants are evaluated based on the plant economic and technical life and the associated, normalized projections of operating costs and expenditures to support plant efficiency. The CGUs of the gas market business to which goodwill has been allocated are evaluated based on the perpetuity method of the last year-plan result assuming nominal growth rates equal to 0%. The terminal value of the Chemical business integrated CGU considers the average economic useful life of the underlying assets and factors a normalized EBITDA (to reflect the cyclicality of the sector) defined based on the average contribution margin of the plan. In projecting future commodity prices, management assumed the price scenario adopted for the economic and financial projections of the Company’s four-year industrial plans and for the assessment of capital projects returns. The Company’s price scenario is approved by the Board of Directors and is based on internal assumptions about future trends in the fundamentals of demand and supply of crude oil and other commodities as benchmarked against the market consensus forecasts and on forward prices of commodities for future delivery in case the level of liquidity and reliability of future contracts is deemed fair.

Values-in-use is estimated by discounting post-tax cash flows at a rate, which corresponds for the Exploration & Production and Refining & Marketing to the Company’s weighted average cost of capital (WACC) net of the risk factors attributable to the Gas & Power segment and the Chemical business line, the WACC of which is assessed on a stand-alone basis. Then the discount rates are adjusted to factor in risks specific to each country of activity (adjusted post-tax WACC). Post-tax cash flows and discount rates were adopted as they resulted in an assessment that substantially approximated a pre-tax assessment.

At the date of Eni’s valuations relating to the recoverability of fixed assets, the impairment indicators related to external factors showed an improvement in respect to the external scenario utilized in 2016 impairment review.

During 2017, the oil market staged a gradual recovery, which gained strength in the last part of the year, driven by improving market fundamentals. Global demand for crude oil increased due to macroeconomic expansion and oversupplies were curbed due to full implementation of the OPEC agreement on production cuts, joined also by important non-OPEC countries (in particular Russia) and the decision to extend it throughout 2018. These developments allowed for a reduction in global levels of crude oil inventories that had slowed down the recovery in prices in the first half of the year. Based on those improved fundamentals and considering the existing uncertainties about the medium-term evolution of the demand and supply balance, management basically confirmed its long-term assumption for the benchmark Brent price to 72$/BBL in 2021 real terms (under the previous plan it was $71.4) in elaborating the Group financial projections of the 2018 – 2021 industrial plan and the estimations of asset recoverability as of December 31, 2017. The profitability margin of the refining activity was confirmed at 5$/bl for the long period; stable forecasts also for gas prices at the main European hubs and for the spreads between those prices and the projected spot prices in Italy. The price/margin scenario in the petrochemical business is expected to improve driven by a better macroeconomic outlook. The long-term forecasts are expected to be weak for the clean spark spread of electricity due to oversupply and competition from other fuel/sources of power generation.

At the balance sheet date, the market capitalization of Eni amounting to €50 billion exceeded the book value of the consolidated net assets equal to €48 billion. Despite the Group outlook of its impairment indicators has somewhat improved from one year ago, management tested for impairment the totality of the Group’s fixed assets as provided by the Company’s internal guidelines.

The 2017 WACC of Eni, which is the driver for calculating the WACC of the oil&gas and refining business segments to assess the value-in-use of their relevant CGUs, recorded a marginal increase, up by 0.4 percentage point to 6.8% compared to 2016. This increase was driven by a of the projections of higher risk-free yields. The WACC used in the Chemical business line decreased by 0.5 percentage point to 8.5% driven by a reduced share volatility of the panel of quoted chemical companies utilized to estimate the WACC of the Eni chemical business. The WACC in the Gas & Power segment increased by 0.2 percentage points to 6% due to a higher country risk of some activities outside Europe. The adjusted WACC rates for 2017 highlighted dispersion of values reflecting a noticeable increase in the country risk in certain upstream areas. The adjusted WACC rates used for impairment test purposes in 2017 ranged from 5.3% to 15.8% in the Exploration & Production segment.

In the Exploration& Production segment the Company recorded reversals of previous impairment losses before taxes for a total of €776 million reflecting upward reserves revisions and costs reductions in relation to assets located in the UK, Turkmenistan and Congo and the effects of the US tax reform. Impairment losses for a total of €636 million before taxes mainly concerned assets in Algeria, Italy, USA, Congo and Venezuela driven by downward reserve revisions, re-phasing of development plans, project cancellation and the country risk. The post-tax WACC relating to reversals of impairments of more than €100 million are in a range of 5.5 – 13.5%, corresponding to pre-tax rates ranging from 8.6% to 25.6%, respectively.

In the Refining & Marketing business line the Company recorded impairment losses for €130 million related to the investments of the year for compliance and stay-in-business related to CGUs fully impaired in prior years for which profitability expectations have remained unchanged from the previous-year impairment review.

In the Gas & Power segment the Company recorded net reversals of previous impairment losses for €146 million primarily reflecting alignment to fair value of the gas distribution activities in Hungary for which the Company signed a preliminary selling agreement in 2018. Such effect was partially offset by the impairment of certain power plants due to a negative margins outlook and of a gas transportation infrastructure deriving from the increase in the discount rate adjusted for the country risk.

A breakdown by segment of impairments of tangible assets recorded and the associated tax effect is provided below:

(€ million)	2017	2016
Impairments
Exploration & Production	(636)	(740)
Gas & Power	(56)	(167)
Refining & Marketing and Chemical	(131)	(120)
Corporate and other activities	(25)	(40)
	(848)	(1,067)
Tax effects
Exploration & Production	91	216
Gas & Power	12	35
Refining & Marketing and Chemical	35	32
Corporate and other activities	6
	144	283
Impairments net of the relevant tax effects
Exploration & Production	(545)	(524)
Gas & Power	(44)	(132)
Refining & Marketing and Chemical	(96)	(88)
Corporate and other activities	(19)	(40)
	(704)	(784)

A breakdown by segment of reversals of tangible assets recorded and the associated tax effect is provided below:

(€ million)	2017	2016
Reversals
Exploration & Production	776	1,055
Gas & Power	202	86
Refining & Marketing and Chemical	77	12
	1,055	1,153
Tax effects
Exploration & Production	(171)	(315)
Gas & Power	(5)	(28)
Refining & Marketing and Chemical	(24)	(3)
	(200)	(346)
Reversals net of the relevant tax effects
Exploration & Production	605	740
Gas & Power	197	58
Refining & Marketing and Chemical	53	9
	855	807

Goodwill acquired through business combinations has been allocated to the CGUs that are expected to benefit from the synergies of the acquisition.

The amount of goodwill outstanding at the reporting date mainly related to the Gas & Power segment. A breakdown is disclosed below.

(€ million)	December 31, 2017	December 31, 2016
Domestic gas market	835	835
Foreign gas market	97	190
- of which European market	95	188
	932	1,025

Goodwill allocated to the CGU domestic gas market was recognized upon the buy-out of the former Italgas SpA minorities in 2003 through a public offering (€706 million). The acquired entity engaged in the retail sale of gas to the residential sector and middle and small-sized businesses in Italy. In addition, further goodwill amounts have been allocated over the years following business combinations with small, local companies selling gas to residential customers in focused territorial reach and municipalities synergic to Eni’s activities. The impairment review performed at the balance sheet date confirmed the recoverability of the carrying amount of this CGU including any allocated goodwill.

Goodwill allocated to the CGU European gas market, amounting to €95 million, was recorded following the business combinations of Altergaz SA (now Eni Gas & Power France SA) in France. The impairment review performed at the balance sheet date confirmed the recoverability of the carrying amount of the CGU including any allocated goodwill.

In assessing the recoverability of the carrying amount of the Gas & Power CGUs, including the allocated portion of goodwill, management determined the value in use of those CGUs considering the sales margin exclusively of the retail market (excluding the wholesale margins on sales to wholesalers, industrial and power generation customers). The assessment was performed considering the cash flows of the four-year plan approved by management and incorporating the perpetuity of the last year of the plan to determine the terminal value by assuming a nominal long-term growth rate equal to zero, unchanged from the previous reporting period. These cash flows were discounted by using the post-tax WACC adjusted considering the specific country risk of 4.6% for Italy and 5.2% for Europe. Post-tax cash flows and discount rates were adopted as they resulted in an assessment that substantially approximated a pre-tax assessment.

The excess of the recoverable amount of the CGU Domestic gas market over its carrying amount including the allocated portion of goodwill (headroom) amounting to €1,303 million would be reduced to zero under each of the following alternative hypothesis: (i) a decrease of 65% on average in the projected commercial margins; (ii) an increase of 9.7 percentage points in the discount rate; and (iii) a negative nominal growth rate of 16.8%.